UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________

Date of Report (Date of earliest event reported): October 29, 2014

___________

GREENHUNTER RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33893 (Commission File Number)	20-4864036 (IRS Employer Identification No.)

1048 Texan Trail GRAPEVINE, TEXAS (Address of principal executive offices)	76051 (Zip Code)

Registrant’s telephone number, including area code: (972) 410-1044

___________

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 29, 2014, GreenHunter Resources, Inc. (the “Company”) entered into an At Market Issuance Sales Agreement (the “Agreement”) with MLV & Co. LLC (“MLV”), whereby the Company may issue and sell from time to time through MLV, as agent, shares of the Company’s common stock. The shares will be issued pursuant to the Company’s Registration Statement on Form S-3, which was declared effective on October 24, 2014. The Agreement contains customary representations, warranties and indemnification provisions. The Agreement is incorporated herein by reference as Exhibit 10.1 as if fully set forth herein at length.

Item 9.01. Financial Statements and Exhibits.

     (d)     Exhibits.

10.1	At Market Issuance Sales Agreement dated October 29, 2014 between MLV & Co. LLC and the GreenHunter Resources, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHUNTER RESOURCES, INC.

Date: October 31, 2014	By:	/s/ Morgan F. Johnston
Sr. Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	At Market Issuance Sales Agreement dated October 29, 2014 between MLV & Co. LLC and the GreenHunter Resources, Inc.